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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 2, 2012, in the registration statement (Form S-1) and related Prospectus of Stemline Therapeutics, Inc dated April 2, 2012.

                      /s/ Ernst & Young LLP

MetroPark, New Jersey
April 2, 2012

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm